EXHIBIT 10.1

MATERIALS SUPPLIER AGREEMENT

BETWEEN

INSULET CORPORATION

AND

FLEXTRONICS MEDICAL SALES AND MARKETING, LTD

Insulet Materials Supplier Agreement

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.1

MATERIALS SUPPLIER AGREEMENT

TABLE OF CONTENTS

1.    General
2.    Term of Agreement
3.    Products; Supply Commitment
4.    Prices
5.    Shipping
6.    Order Procedures; Delivery Schedules; Zones; Stocking Hub; Invoices
7.    Supply Chain Profiles
8.    Insulet Responsibility for Obsolete and Aged Items of Components and Materials
9.    Fill Rate
10.    Quality; Acceptance; Test Data; Failure Analysis
11.    Performance Measurement; Quality Performance Scorecard
12.    Tooling and Other Property Furnished by Insulet
13.    Information for Regulatory Filings; Audits
14.    Disaster Recovery
15.    Termination of Agreement; Cancellations for Convenience
16.    Termination of Agreement; Cancellation of Scheduled Deliveries for Cause
17.    Warranty
18.    Field Performance; Quality Upgrades and Corrections
19.    Implementation; Indemnification; Limitation of Liability
20.    Insurance
21.    Proprietary Information; Intellectual Property

22.	Short Supply/End of Life Components, Materials, Software and Firmware
23.    Accurate Documentation
24.    Force Majeure
25.    Compliance with Laws
26.    Assignment
27.    Severability
28.    Notices
29.    Choice of Laws; Attorneys’ Fees
30.    Miscellaneous
31.    Exhibits
32.    Clauses Incorporated by Reference

EXHIBIT A – Products and Prices
EXHIBIT B – Flexibility Table
EXHIBIT C – Supply Chain Profile Requirements
EXHIBIT D – Quality Agreement
EXHIBIT E – Performance Measurements
EXHIBIT F – Terms and Conditions for Tooling
EXHIBIT G- Automatic Equipment

Insulet Materials Supplier Agreement

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.1

INSULET CORPORATION – FLEXTRONICS MEDICAL

MATERIALS SUPPLIER AGREEMENT

FLEXTRONICS MEDICAL                 INSULET CORPORATION
SALES AND MARKETING, LTD

Level 3, Alexander House 35                600 Technology Park Drive, Suite 200
Cybercity, Ebene, Mauritius                Billerica, MA 01821

Tel:                             Tel: 978-600-7000

EFFECTIVE DATE: September 1, 2016

INITIAL CONTRACT TERM:             PAYMENT TERMS: [*], net [*]days
Five (5) Years from Effective Date            from receipt of invoice.

QUALITY AGREEMENT:
Attached as Exhibit D
________________________________________________________________________

THIS MATERIALS SUPPLIER AGREEMENT (this “Agreement”) is made and entered into as of the Effective Date indicated above, (the “Effective Date”) by and between Insulet Corporation, a Delaware corporation, on behalf of itself and its worldwide affiliates, having a principal place of business at 600 Technology Park Drive, Suite 200, Billerica, MA 01821 (“Insulet”), and Flextronics Medical Sales and Marketing, Ltd, a Mauritius, on behalf of itself and its worldwide affiliates, having a principal place of business at Level 3, Alexander House 35, Cybercity, Ebene, Mauritius (the “Supplier”). Insulet and Supplier are referred to herein individually as a “Party” and collectively as the “Parties”.

For and in consideration of the mutual promises and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.
General. This Agreement, together with all schedules and exhibits attached hereto along with all documents and/or prior agreements expressly incorporated by reference is the entire agreement and will be the controlling document in business dealings between the Parties with respect to the Products (as defined in Section 3 below) supplied hereunder. It supersedes all prior and contemporaneous agreements (including without limitation that certain Manufacturing Services Agreement by and between the Parties dated as of January 3, 2007, as amended to date), purchase orders and acknowledgments between the Parties relating to such Products, except as expressly stated below. Purchase commitments will be made only by means of Purchase Orders as defined in Section 6(a)(ii) below. Insulet and Supplier preprinted terms and conditions on any future purchase order, invoice, acknowledgment or other standard form shall not apply unless expressly agreed to in the particular case by both Parties in writing.

Any subsidiary or affiliate of Insulet shall have the right to purchase products under this Agreement by providing written notice to Supplier of such subsidiary or affiliate’s intention to purchase Products hereunder in advance of issuing any Purchase Orders. Supplier agrees, and each such subsidiary or affiliate who places orders under this Agreement agrees (by the act of placing such orders), that all

Insulet Materials Supplier Agreement                                    1

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.1

terms and conditions of the Agreement shall apply to such orders and resulting purchases as if the name of the subsidiary or affiliate was substituted for the term “Insulet” wherever it appears in this Agreement. Supplier will bill each Insulet subsidiary and affiliate separately for all products provided to such subsidiary or affiliate and Supplier agrees to collect from Affiliates first, if however the Affiliate fails to pay any undisputed amounts within [*] days after notice by Supplier, Supplier may then invoice any outstanding undisputed amounts to Insulet. Each subsidiary or affiliate will only be liable for those obligations expressly applicable to such subsidiary or affiliate whether set forth in this Agreement or the Exhibit to which it is a party.
Also, at Insulet’s option and written direction, Supplier will allow Insulet’s designated “Higher Level Supplier(s)” to purchase Products (as defined below), under the terms of this Agreement, solely for the purpose of incorporating those Products into products that the Higher Level Supplier produces for Insulet. In such event, Supplier shall sell the Products to such Higher Level Supplier(s), subject to Supplier’s reasonable credit approval of the Higher Level Supplier(s) and subject to such Higher Level Suppliers(s) written agreement to be bound by Supplier’s reasonable terms of sale; provided that such terms of sale are consistent with the terms contained herein. The pricing for such sales shall be the pricing provided herein. The Higher Level Supplier(s) shall be solely responsible for payment for Products, and for other payments provided herein based on the Delivery Schedule, the Flexibility Schedule and the Supply Chain Profiles, all as detailed below, on the same basis that Insulet would be responsible if Insulet were providing the Delivery Schedule. However, all matters with respect to Products sold to the Higher Level Suppliers shall be handled directly between Supplier and Insulet under the terms of this Agreement.

2.
Term of Agreement. The initial term of this Agreement shall commence upon the Effective Date and shall be for the period identified above as “Initial Contract Term”, unless earlier terminated pursuant to Section 16 herein. Upon the expiration of the Initial Contract Term, the term of this Agreement shall automatically extend until the earlier of: (a) termination of this Agreement by (i) Insulet upon at least [*] ([*]) [*] prior written notice to Supplier or (ii) Supplier upon at least [*] ([*]) [*] prior written notice to Insulet; or (b) replacement of this Agreement by another written agreement of the Parties. The Initial Contract Term together with any extensions as provided by this Section 2 is referred to in this Agreement as the “Term”.

3.	Products; Supply Commitment.

a.
Products. This Agreement covers purchases of products listed on Exhibit A attached hereto and incorporated herein by reference or added to Exhibit A as provided below (collectively, “Products”). Each Product is defined by reference to a Insulet drawing (each, a “Drawing”). Drawings are referenced by part number and revision level and may include and/or reference: specifications, test instructions, quality instructions, manufacturing instructions, assembly instructions and a bill of materials (including approved vendors). Each Drawing and all documents referenced therein, as well as all revisions to Drawings made in accordance with this Section 3, are referred to in this Agreement as the “Specifications” for the Products covered by the Drawing. For each business day Supplier shall provide to Insulet a daily report, in an electronic format, detailing all the applicable information relating to the manufacture of Products in a form mutually agreed to by the Parties. Supplier agrees to provide such reports in a form and to include such information and metrics that Insulet may request from time to time.

Insulet Materials Supplier Agreement                                    2

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.1

b.
Additional Products. From time to time, the Parties may mutually agree to add Products to this Agreement by executing an amended Exhibit A. However, in the absence of an amended Exhibit A, if Supplier issues a written price quotation to Insulet (whether in response to a Drawing submitted by Insulet, as part of a pricing event contemplated by this Section 3 or Sections 4, or as part of a new product proposal by Supplier), and Insulet places order(s) for such product, then such product shall automatically be deemed added to Exhibit A at the price quoted and shall be deemed a Product under this Agreement.

c.
Changes to Specifications. Drawings may be revised from time to time as mutually agreed in writing between the Parties (either by execution of an amended Exhibit A that references the new revision level or other writings of the Parties). Supplier shall not unreasonably withhold approval to Drawings or Specifications changes proposed in writing by Insulet (each change an “Engineering Change” or “EC”). Supplier will use commercially reasonable efforts to evaluate the feasibility of the EC requested by Insulet within [*] ([*]) business days of receipt and respond to Insulet in writing with the potential impact of the EC on current on-hand or on-order component inventory, work-in-progress Products (“WIP”), finished goods Products, and/or the Delivery Schedule. In addition to the written response provided above, Supplier will use commercially reasonable efforts to respond to Insulet within [*] ([*]) business days with a written evaluation of the EC including: (i) engineering time to implement the EC, (ii) the cost to modify Tools or test fixtures or similar non-recurring expenses, (iii) the quantity of Obsolete Items (as defined in Section 8(a) below) Supplier has on hand and/or on order with its suppliers related to the EC, (iv) the cost to rework WIP (if applicable) and any impacts to Product price resulting from the EC, (v) the expected effect on the Delivery Schedule to include (if applicable) the effect on all in-process work (e.g., re-workable, repairable, etc.), (vi) any changes to Supply Chain Profiles, and (vii) the manner in which the EC will be implemented by Supplier. Supplier will not proceed to implement the EC until Insulet has approved the charges and Supplier actions described in the Supplier evaluation that is provided to Insulet.

d.
Manufacturing and Delivery Commitment. For the Term of this Agreement, Supplier commits to supply to Insulet, in accordance with the terms and conditions hereof, such quantities of the Products listed on Exhibit A (including those added as provided above) as Insulet may choose to order under the terms of this Agreement and which Supplier has agreed to supply in accordance with the terms hereof. There are no purchase volume commitments by Insulet under this Agreement (except for the binding forecast in Section 6(a)(i)), and Insulet reserves the right to purchase the Products or similar items from other suppliers. If Supplier fails to deliver the total quantity of Products ordered by Insulet in any Purchase Order by the date of delivery specified therein, then, (i) at Insulet’s option, Insulet may have the remaining portion of the order of Product shipped by air freight at Supplier’s sole cost and expense and (ii) Supplier shall use commercially reasonable efforts to identify the root cause of the failure and provide such information to Insulet as soon as reasonably possible. Thereafter, the Parties agree to engage in a management review and remediation process to prevent such failure from reoccurring. Regardless of whether Insulet orders replacement or substitute Products from another source, Supplier shall remain obligated to deliver the total quantity ordered by Insulet, unless Insulet notifies Supplier that Insulet is canceling its order with respect to the amount of the shortfall.

Insulet Materials Supplier Agreement                                    3

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.1

4.	Prices.

a.
General. During the Term, prices shall be calculated in accordance with the price model set forth on Exhibit A (including those for Products added to Exhibit A as provided in Section 3 above). All prices shall be in U.S. Dollars. The purchase price shall include all costs for adequate packaging as suitable for transport by road and/or as further specified under the Specifications listed in this Exhibit A.

b.
Cost Reduction. Supplier hereby agrees to identify areas wherein cost savings can be realized and passed on to Insulet through productivity improvements and cost savings (“Cost Savings”). Such Cost Savings shall be reflected as a reduction of prices set forth in Exhibit A. Supplier hereby agrees to use commercially reasonable efforts to [*]; provided, that Insulet will review and approve any recommended productivity change requested by Supplier as soon as practicable after submission of such change; provided, further, in each case, that such requested change does not otherwise adversely impact the quality of the Products.

c.
Process Improvements. In the event Supplier implements any operational excellence or other process improvements at Insulet’s suggestion and under Insulet’s guidance, Supplier shall pass 100% of the savings attributable to such improvement, after Supplier recoups costs and expenses specifically and actually incurred by Supplier as a result of the development and implementation of such improvements (if any), along to Insulet and such savings shall not be included in the Productivity Savings Goal set forth above.

d.
Business Review. Insulet may conduct reviews of the Supplier’s operations, books and records, and other documentation relating to the pricing model and components thereof agreed to by the parties at reasonable times and upon reasonable notice, annually during the Term and more often as may reasonably be necessary in order to ensure compliance with the provisions of this Agreement.

e.
Taxes. Except to the extent that Insulet’s purchase of the Products is exempt from such taxes as evidenced by a written certification of exemption provided by Insulet, Insulet shall bear all applicable sales, use, excise, value added (VAT) or similar federal, state, municipal and other taxes payable with respect to the sale by Supplier to Insulet of the Products as finished goods and any property taxes assessable on the Products after delivery to Insulet. If Supplier is required to collect and remit any such taxes, then Supplier shall add such taxes to the invoice for sale of the Products, and Supplier agrees to remit such taxes as collected to the proper taxing authorities. With respect to the medical device excise tax pursuant to IRC §4191 (“MDET”), Supplier hereby acknowledges and agrees that for purposes of this Agreement, Insulet shall be deemed the holder of the regulatory filing with respect to all applicable products and is therefore deemed the manufacturer of such products. Furthermore, Insulet shall be deemed the responsible payor with respect to MDET and Supplier hereby acknowledges and agrees that it shall not remit or make any payments with respect thereto. To the extent that Supplier does remit or make payment for MDET, Supplier acknowledges and agrees that Insulet will not reimburse Supplier for any portion of such payments. Supplier shall be responsible for payment of any taxes relating to the Products or production thereof that are not based on transfer of the Products to Insulet or that are based on the income of Supplier (rather than on the transfer of the Products). Each Party hereby indemnifies the

Insulet Materials Supplier Agreement                                    4

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.1

other Party for any government claims or fines, other than the amount of any tax owed by such Party and not paid to the other Party, against such Party due to the other Party’s failure to remit or pay to applicable taxing authorities any taxes or similar charges that are the responsibility of the other Party to pay or remit, including any taxes collected from such Party for remittance by the other Party.  In the event Insulet is required to withhold taxes from amounts paid to Supplier hereunder and remit such taxes to a taxing authority, Supplier expressly authorizes Insulet to do so.

5.	Shipping.

a.
Shipping Terms. The Parties agree that the shipping terms for each Product sold hereunder on Exhibit A shall be [*] (Incoterm 2010) [*] facility as specified by the parties. Except as otherwise set forth on Exhibit A, the following terms shall apply to all Products and components Supplier purchases for use in manufacturing the Products: [*] shall arrange for shipping through carriers designated by [*] who will invoice the shipping charges directly to [*] for all inbound and outbound shipments to and from Supplier for or on behalf of Insulet. (Alternatively, if directed by Insulet, Supplier shall arrange shipping (pursuant to instructions which Supplier shall request from Insulet's Shipping Department) and prepay and add the shipping charges to the invoice as a separate line item). Supplier shall bear all risk of loss or damage to Products until the Products are delivered to [*]. Supplier shall obtain, at Supplier’s expense, all export licenses and shall carry out all customs formalities related to the export of the goods. Insulet agrees to provide Supplier, within [*] ([*]) days of request, with each of the following in order to enable Supplier to fulfill its responsibility for export formalities: (i) export control classification numbers and harmonized tariff schedule information for Insulet’s assemblies and sub-assemblies; (ii) information sufficient to allow Supplier to clear shipments under laws and regulations pertaining to restricted parties and/or prohibited countries; and (iii) other information in Insulet’s possession that Supplier reasonably requests to assist in fulfilling Supplier’s export clearance responsibilities. Insulet shall obtain, at Insulet’s expense, all import licenses and shall pay all import customs duties and fees, as well as carrying out all custom formalities and shall be the importer of record, unless otherwise indicated on Exhibit A. Title for the Products shall transfer upon delivery to carrier.

b.
Anti-Terrorism Measures. Supplier agrees to designate, (and in the event Insulet designates, then Insulet agrees to designate,) only freight carriers that are currently in compliance with all applicable laws relating to anti-terrorism security measures and to adhere to the C-TPAT (Customs-Trade Partnership Against Terrorism) security recommendations and guidelines as outlined by the United States Bureau of Customs and Border Protection and to prohibit the freight carriage to be sub-contracted to any carrier that is not in compliance with the C-TPAT guidelines.

6.	Order Procedures; Delivery Schedules; Zones; Stocking Hub; Invoices.

a.	Order Procedures.

i.
Rolling Forecast / Delivery Schedule. Unless an alternative procedure is mutually agreed in writing between the Parties, Insulet shall provide Supplier with a rolling forecast and delivery schedule for Products to be purchased under this Agreement

Insulet Materials Supplier Agreement                                    5

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.1

covering at least a [*] ([*]) month period. Unless otherwise set forth in Exhibit A, the first [*] ([*]) months of the forecast/schedule will include specific delivery dates; the remainder of the forecast/schedule will identify monthly quantities. The forecast/schedule described in this subsection (i) is called the “Delivery Schedule”. The Delivery Schedule will be updated at least once every month and will be subject to the change provisions set forth in Section 6(b) below. Within the Delivery Schedule, each quantity that Insulet indicates for a particular delivery date or time period (e.g., a time period where quantities are shown only on a monthly basis) is known as a “Scheduled Delivery”.

ii.
Order Methods. Insulet may place orders under this Agreement for quantities and delivery dates or time periods by giving Supplier prior written notice consistent with the agreed to lead time for the applicable Product as set forth in the applicable Exhibit; provided, that if no such lead time is identified, at least [*] ([*]) days prior written notice. These orders may be in the form of the Delivery Schedule described in Section 6(a)(i) above or standard purchase order documents (which may be “standalone” purchase orders or “blanket purchase orders” with quantities scheduled by “releases”) or other written means mutually arranged by the Parties (each a “Purchase Order” and collectively the “Purchase Orders”). Regardless of the means by which Insulet informs Supplier of quantities and delivery dates, each quantity that Insulet indicates for a particular delivery date or time period is known as a “Scheduled Delivery”.

b.
Delivery Schedules; Updates; Procedure; Changes. Supplier agrees to supply Scheduled Deliveries that Insulet submits in accordance with Section 6(a) above, as increased or decreased by Insulet within the permitted changes allowed under the Flexibility Table referenced in Section 6(c) below without any expedited cost or expense; provided, however, that any Scheduled Deliveries may also be cancelled by Insulet in accordance with Section 15 below (Cancellation for Convenience), including the financial responsibility provisions in such Section 15, or cancelled by an applicable party for cause as provided in Section 16 below (Cancellations for Cause, including the financial responsibility provisions in such Section 16); and provided, further, that if the Parties mutually agree to changes for Scheduled Deliveries that are beyond the scope of the changes permitted in the Flexibility Table, then Supplier shall supply those revised Scheduled Deliveries.

c.
Zones. At any particular time, each Scheduled Delivery (or forecasted quantity) is considered to fall into one of a number of zones as shown in the “Flexibility Table” attached hereto as Exhibit B and incorporated herein by reference (each a “Zone” and collectively the “Zones”), depending on how much calendar time remains until the date of that Scheduled Delivery (or forecasted quantity). For any Scheduled Delivery, Insulet may (i) increase or decrease the quantity of Products or (ii) reschedule the quantity of Products and their shipment dates in accordance with the Flexibility Table. In the event that Insulet cancels quantities outside the Frozen Zone beyond the amounts of allowable quantity decreases in the Scheduled Delivery Change Table), such cancellations will be subject to the provisions of Section 15 below (Cancellation for Convenience), including the financial responsibility provisions in such Section 15, or the provisions of Section 16 below (Cancellations for Cause), including the financial responsibility provisions in such Section 16.

Insulet Materials Supplier Agreement                                    6

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.1

d.
Supplier Response to Purchase Orders and Delivery Schedules. Whenever Insulet submits Delivery Schedule information, whether by means of a Purchase Order, change order, purchase order “release” or revised Delivery Schedule, Supplier agrees to respond to Insulet (by fax, email or equivalent written media) within [*] ([*]) business days after receipt. The response should confirm receipt of the Purchase Order, change order, release or revised Delivery Schedule and inform Insulet if Supplier objects to any part of that submission as being contrary to the requirements of this Section 6. With respect to the information submitted per this Section 6(d), if Supplier does not object to the Delivery Schedule information within those [*] ([*]) business days, then all portions of the Delivery Schedule will be deemed to comply with the requirements of Section 6.

e.
Stocking Hub. If mutually agreed by the Parties from time to time, including quantities and cost in a subsequent written agreement, for Products produced by Supplier which are consumed in a Insulet factory or by another supplier (not Distribution Center), Supplier may agree to establish one (1) or more warehousing sites (each, a “Hub”) in or near the respective Insulet factories to which the Products will ultimately be delivered by Supplier. Supplier will stock such of the Products as the Parties may mutually agree at each such Hub from which orders by the applicable Insulet facility(ies) will be fulfilled. Supplier will retain ownership of such Products and shall bear the risk of loss or damage (for which Supplier shall maintain adequate insurance) while at the Hub(s) and until they are delivered to the Insulet facility or Insulet picks them up from the Hub, whichever occurs first. Insulet may terminate the arrangements for a particular Hub or Product(s) on at least [*] ([*]) days’ written notice to Supplier, and upon termination of the Hub, Insulet shall purchase all Products in the Hubs affected by the termination at the applicable Product price.

For mutually agreed Hubs and Products, Supplier shall at all times maintain in the Hub a target quantity of buffer inventory (“Buffer Inventory”) of Product (which may be based on currently Scheduled Deliveries/Forecast out [*] ([*]) months). This Buffer Inventory is in addition to finished goods and WIP that Supplier needs to maintain in order to fill Scheduled Deliveries. The Buffer Inventory is required to shorten lead time of the Products as well as guard against disruptions in raw materials supply. Supplier shall use commercially reasonable efforts to fill any new Hub with Product and the required Buffer Inventory within [*] ([*]) days of the Parties’ agreement to stock a Hub. As a result of stocking Buffer Inventory, Product lead times will be reduced and may be less than [*] ([*]) calendar days. Supplier may invoice for and ship to Insulet any Product that remains in the Hub longer than [*] ([*]) days, provided that Supplier has not stocked the Hub with more than the agreed-upon target level of Buffer Inventory for such Hub.
Insulet may draw any or all of the Buffer Inventory from a Hub at any time, upon notice to Supplier, and Supplier will deliver Product to Insulet from the Buffer Inventory. When Insulet draws down on the Buffer Inventory, Supplier shall have [*] ([*]) days to replenish the Buffer Inventory to the thirty (30) day level.

f.
Invoices. Invoices for purchases will be issued to and payable by the Insulet business unit, affiliate or subsidiary that placed the order for the purchases. Similarly, any applicable cancellation charges under Sections 15 or 16 below or materials or components charges under Section 8 below will be payable by the Insulet business unit, affiliate or subsidiary that cancelled the order or for whom the materials or components were

Insulet Materials Supplier Agreement                                    7

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.1

acquired. Payment terms will be [*] ([*]%)/[*] ([*]), net [*] ([*]) days from receipt of invoice.
In the event of a dispute between the parties regarding any invoice, the parties will in good faith attempt to work out an amicable resolution.  Upon written request of either party, the business contact of each Party shall promptly confer and exert their commercially reasonable efforts without the necessity of any formal proceeding related thereto to reach a reasonable and equitable resolution of a dispute under this Agreement.  If such business contacts of each party are unable to resolve the dispute within ten (10) business days, the dispute shall be referred to the responsible senior management of each party for resolution.  Neither party shall seek any other means of resolving any dispute arising in connection with this Agreement until both parties’ responsible senior managements have had at least ten (10) business days to resolve the dispute following its referral to them.  In the event that the parties are unable to resolve the dispute to the satisfaction of both parties, then either party shall pursue further remedies under this Agreement.

7.
Supply Chain Profiles. Insulet shall provide to Supplier and maintain a list of approved materials suppliers (the “Approved Supplier List” or “ASL”). Supplier agrees to only purchase the materials required to manufacture the Product from suppliers on the then current ASL. Supplier shall prepare supply chain profiles providing the categories of information indicated in Exhibit C which is attached hereto and incorporated herein by reference (each, a “Supply Chain Profile” and collectively, the “Supply Chain Profiles”) for all materials and components used to produce the Products.

Supplier will provide the Supply Chain Profiles to Insulet by close of business on the first (1st) Friday of each calendar quarter.  The Supply Chain Profiles will state the specific information set forth in Exhibit C, by material or component type, per bill of material, for each Product. During the Parties’ review of the Supply Chain Profiles, Supplier shall communicate (a) Insulet’s total potential financial responsibility, by material or component type, calculated in accordance with Section 8 below, (b) known supply chain risks and an analysis and mitigation plan, and (c) any localization, alternate sourcing or value engineering opportunities. Other than as set forth in Section 15 (Cancellation for Convenience) and Section 16 (Cancellation for Cause), Insulet shall be financially responsible for materials or components in accordance with the mutually agreed-upon Supply Chain Profiles and in accordance with Section 8 below.

8.	Insulet Responsibility for Obsolete and Aged Items of Component and Materials.
Insulet expects that Supplier will order sufficient materials and components to meet Insulet’s requirements under this Agreement, including, without limitation, all Scheduled Deliveries that Insulet submits in accordance with Section 6(a) above, as increased or decreased by Insulet within the permitted changes allowed under the Flexibility Table referenced in Section 6(c) without any expedited cost or expense. Insulet recognizes that Supplier may need to order components and materials to cover future needs for production of Products based on the Delivery Schedule, the Flexibility Table, the minimum package quantities (“MPQs”), the volume pricing quantities (“VPQs”), and/or the lead times identified in the mutually agreed-upon Supply Chain Profile (per Section 7 above).

Insulet Materials Supplier Agreement                                    8

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.1

Therefore, in the following circumstances, Insulet will have responsibility to purchase excess or obsolete components or materials from Supplier but only to the extent provided in clauses (i), (ii) and (iii) of Section 15(a) below (regardless of whether a cancellation for convenience has occurred):

a.
If Insulet discontinues the purchase of the Products for which such components or materials were purchased or modifies a Product to eliminate the use of a particular component or material, and such components or materials cannot be used within the next [*] ([*]) months in other Products that Supplier is manufacturing for Insulet (“Obsolete Items”), then Insulet’s responsibility applies to all such items in Supplier’s inventory that Supplier was authorized to purchase in accordance with the MPQs, VPQs, and lead times identified in the applicable Supply Chain Profile or, in the case that a component or material was not required to be included in the Supply Chain Profiles per Section 7, then the actual MPQs, VPQs, and lead times for such component shall apply; or

b.
In the event that any material or component procured by Supplier that is not required to satisfy demand in the next [*] ([*]) days, such materials and components become “Excess Items”. Insulet shall, upon written demand from Supplier, either: (i) provide Supplier with a Purchase Order for Products to consume Excess Items within [*] ([*]) days or a Purchase Order to purchase the Excess Items themselves, (ii) pay Supplier a cash deposit in the amount of the cost of the Excess Items which shall be reconciled by the Parties quarterly, or (iii) begin paying to Supplier monthly an inventory carrying charge of one and [*] percent ([*]%) of the cost of the Excess Items, plus applicable manufacturing overhead (“MOH”).

Notwithstanding the foregoing, any material or component procured by Supplier for an Insulet new product initiative shall be considered “NPI Items” up until IQ for Products built on substantially new manufacturing lines and first commercial build on existing manufacturing lines. Regardless of [*], NPI Items shall not be [*]; provided, however, that any NPI Items [*] shall be [*]. Supplier hereby agrees to [*].
For all Excess Items that Insulet purchases under this Section 8, Supplier shall [*], and Supplier shall [*]. For Obsolete Items that are purchased by Insulet, Insulet will provide direction to Supplier on the disposition of such items, the cost and manner of disposition shall be mutually agreed to by the Parties within [*] ([*]) days. If an agreement on cost and manner of disposition is not reached within [*] ([*]) days, Supplier may dispose of the items in a commercially reasonable manner.
The monetary amount stated as Insulet’s potential financial responsibility for materials and components, as indicated from time to time in the Supply Chain Profiles provided under Section 7 above, is prior to any potential reduction for restocking of material or components to Supplier’s vendors or use of materials or components for other customers, it being agreed that prior to charging Insulet for materials or components in accordance with the applicable provisions of this Agreement, Supplier must use commercially reasonable efforts to minimize Insulet’s financial responsibility for materials and components by using the materials and components to satisfy other customers orders prior to attempting to return materials and components to the vendor. Insulet’s financial responsibility under this Section 8 shall not apply to materials or components that are otherwise covered under Section 15(a) below due to a Cancellation for Convenience, or that are otherwise covered under Section 16(b) below due to a Cancellation for Cause.

Insulet Materials Supplier Agreement                                    9

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.1

9.
Fill Rate. The dates for Scheduled Deliveries are the dates by which the material must meet Insulet’s Fill Rate requirement. Scheduled Deliveries, in the exact quantities scheduled, between the due date and up to [*] ([*]) Insulet manufacturing days early will be considered on-time. For purposes of this Agreement, “Fill Rate” shall mean the Product being received by the appropriate carrier on the date specified by Insulet.

Insulet reserves the right to refuse delivery of excess quantities or of Products that exceed or do not meet Fill Rate requirements. Supplier is responsible for the excess cost of premium freight over regular freight when shipping Products to meet Scheduled Deliveries to the extent that the delay in shipment was caused by Supplier. For the avoidance of doubt Supplier shall not be responsible for delays caused solely by Insulet or a force majeure event.

With each delivery, Supplier will provide a packing list showing, for each Product shipped: the Insulet part number and revision level, the number of pieces shipped, the Scheduled Delivery date and quantity and the Purchase Order number(s). The same information will be provided on invoices and in both machine readable and human readable format as agreed by the Parties.

10.	Quality; Acceptance; Test Data; Failure Analysis.

a.
Acceptance criteria for Products is [*] percent ([*]%) conformance to the Specifications and to the requirements set forth in the Quality Agreement attached hereto as Exhibit D and incorporated herein by reference (the “Quality Agreement”). Products may be returned within a reasonable time frame if non-conformance to the Specifications is discovered by Insulet at incoming inspection, source inspection, and/or on Insulet's shop floor (e.g., during Insulet's final test of the Insulet products which contain the Products supplied by Supplier). An entire shipment may be rejected based on reasonable sampling by Insulet in light of the nature of the Product and nature of the non‑conformance. Payment for Products does not constitute acceptance if a non‑conformance is subsequently discovered as provided above. Within [*] ([*]) manufacturing days after Supplier receives notification of Product rejection by Insulet, Supplier shall issue a Returned Materials Authorization (“RMA”) number to Insulet to facilitate return or disposition of the products. Issuance of the RMA number is procedural only and is not an admission that the Products are nonconforming. If the RMA number is not received in that time, Insulet may return the Products to Supplier without an RMA number.

b.
For purposes of this Agreement, “Epidemic Failure Event” shall mean the occurrence of the same failure resulting from a breach of the Product Warranty (excluding the [*] ([*]) month Product Warranty Period which is replaced by the [*] ([*]) month period in (ii) below) (i) attributable to the same root cause found in [*] percent ([*]%) or more of units of a particular Product, shipped by Supplier during a consecutive [*] ([*]) month period where such failure is verified by Supplier and Insulet, or an independent third party determined by Insulet subject to Supplier’s reasonable consent, such consent not unreasonably withheld; and (ii) occurring within [*] ([*]) months after the date of delivery of the Products.

c.
Upon occurrence of a suspected Epidemic Failure Event, Insulet shall promptly notify Supplier, and shall provide, if known and as may exist, a description of the failure, and the suspected lot numbers, serial numbers or other identifiers, and delivery dates, of the failed Products. Insulet shall make available to Supplier, samples of the failed Products

Insulet Materials Supplier Agreement                                    10

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.1

for testing and analysis. Upon receipt of Product from Insulet, Supplier shall promptly provide its preliminary findings regarding the cause of the failure. The Parties shall cooperate and work together to determine root cause. Thereafter, Supplier shall promptly provide the results of its root cause corrective analysis, and if it is determined to be an Epidemic Failure Event, its proposed plan for the identification of and the replacement of the affected Products, and such other appropriate information. Supplier shall recommend a corrective action program which identifies the affected units for replacement, and which minimizes disruption to the end user. Insulet and Supplier shall consider, evaluate and determine the corrective action program. In the event the test equipment necessary to test and analyze the defective product is no longer in Supplier’s possession due to a planned phase-out of such equipment, Insulet and Supplier shall identify an alternative method (including without limitation timing and cost elements) by which to test and analyze the Epidemic Failure Event to both Parties’ satisfaction. Upon occurrence of an Epidemic Failure Event, Supplier shall replace or, at Supplier’s option, issue a credit or payment to Insulet in an amount equal to the cost to Insulet for replacement Products; (b) reimburse all direct, reasonable, and documented labor, equipment and processing costs incurred by Insulet solely as a result of the implementation of the corrective action program for such Epidemic Failure Event, including test procedures and the testing of Products subject to the total limitation of liability in Section 20(f) below; and (c) reimburse freight, transportation, expedited shipping costs, customs, duties, insurance, storage, handling and other shipping costs incurred by Insulet solely in connection with the replacement of the affected Products.

d.
Supplier agrees to execute and deliver, upon request from Insulet, Supplier's standard form of compliance certificate certifying Supplier's compliance with the requirements imposed by this Agreement and by applicable laws, regulations and industry standards and setting forth the country or countries of which the articles are a product. This compliance certificate must identify the shipment by shipment date, part number, revision number, quantity, and lot or serial numbers, as applicable. The compliance certificate must also set forth the country or countries of which the articles are a product.

11.
Performance Measurements; Quality Performance Scorecard. Exhibit E attached hereto and incorporated herein by reference contains an explanation of the Quality Performance scoring used for the purpose of monitoring the Supplier’s Quality.

12.
Tooling and Other Property Furnished by Insulet. Exhibit F attached hereto and incorporated herein by reference contains terms and conditions relating to tooling and other manufacturing equipment produced by Supplier for Insulet or provided by Insulet to Supplier for production of Products for Insulet. These terms and conditions are incorporated herein by reference.

13.	Information for Regulatory Filings; Audits.

a.
Supplier agrees to provide Insulet with all information about the Products necessary, in Insulet’s reasonable opinion, to enable Insulet to take the steps needed to permit the marketing and sale of Insulet products into which the Products are incorporated (and to permit the marketing and sale of any other Products which are sold as accessories to any Insulet products) in all jurisdictions in the world in which Insulet chooses to market and sell the Products and such Insulet products. Such steps by Insulet include making regulatory submissions and/or self-certifications, as applicable, and successfully

Insulet Materials Supplier Agreement                                    11

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.1

obtaining such regulatory registrations, clearances and approvals as are needed to permit such marketing and sale. The relevant United States Food and Drug Administration (“FDA”) reviewer guidance documents or relevant requirements of other regulatory bodies shall be considered for the purposes of determining what information is necessary.

b.
Where specific testing is required to comply with the laws governing such regulatory registrations, clearances, approvals and self-certifications, then Insulet shall be responsible for obtaining such testing except where Supplier specifically commits to undertake such testing. Supplier agrees to assist Insulet in developing test protocols for the Insulet products that incorporate the Products and in answering questions from FDA and other regulatory authorities concerning Insulet’s submissions, insofar as such questions relate to any of the Products. Insulet is solely responsible for determining the intended use of the Products and for the validation of the Products and their respective Drawings and Specifications for such intended use.

c.
Insulet shall have the right to inspect Supplier’s facilities, quality systems and records, and other documentation relating to Supplier’s adherence and performance to the quality standards set forth herein, and to assure compliance, at reasonable times and upon reasonable notice, at least annually during the Term and more often as may reasonably be necessary or desirable to assure quality of the Products and to conduct QA audits.

d.
Supplier shall cooperate in assisting Insulet in such audits. During any such audits, Insulet shall have full access to Supplier’s facilities used for manufacturing, packaging, testing and storage of Product.

14.
Disaster Recovery. Supplier shall provide Insulet with a copy of Supplier's Disaster Recovery Plan (the “Plan”) which states policies, procedures and arrangements which Supplier shall adhere to in order to forestall and mitigate some of the disruption and delay in delivery of Products that might otherwise result from force majeure events impacting Supplier or its key vendors such as natural disasters, strikes, government actions, and materials and utility shortages. This Plan may include alternate manufacturing sites, maintaining some materials inventory at a different location, alternate subcontractor sources for materials or manufacturing, etc. Supplier agrees to adhere to all provisions of such Plan during the Term of this Agreement and during any additional period as the Parties continue to do business together under Section 2 above. Supplier understands that Supplier is a key vendor to Insulet and that disruption or delay in delivery of Products to Insulet can have serious impact on Insulet's ability to manufacture and deliver its own products to its customers.

15.
Cancellations for Convenience. At any time, Insulet may (i) terminate this Agreement and all Scheduled Deliveries for convenience upon at least [*] ([*]) days’ prior written notice to Supplier or (ii) cancel any Scheduled Deliveries for Insulet’s convenience upon at least [*] ([*]) days’ prior written notice to Supplier (each a “Cancellation for Convenience” and together, “Cancellations for Convenience”), and this Section 15 shall govern Insulet’s financial obligation to Supplier for such Cancellations for Convenience. Cancellations for Convenience are only cancellations of Scheduled Deliveries by Insulet beyond the quantity of cancellations/reductions allowed under the change provisions of Section 6(c) above, including the Flexibility Table.

If Insulet informs Supplier of Insulet’s intent to make any Cancellations for Convenience, then, prior to Supplier cancelling the Scheduled Delivery, Supplier shall first inform Insulet of the charges that would be applied, in accordance with this Section 15, for such proposed cancellation. In the event

Insulet Materials Supplier Agreement                                    12

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.1

that such charges are made in accordance with this Agreement, Supplier shall cancel such Scheduled Delivery and invoice Insulet immediately for such charge. Invoices shall be paid in accordance with the terms of this Agreement. Insulet will pay Supplier the following amounts for such Cancellation for Convenience quantities and in the event of termination of the Agreement for convenience, depending on the Zone of the cancelled quantity (per the Flexibility Table in Exhibit B):

a.
For materials or components allocable to cancelled quantities of Products in Zones for which the Flexibility Table shows a commitment for materials or components, the following amounts as applicable: (i) the actual cost plus applicable MOH of materials and components obtained by Supplier for production of such cancelled quantities, but only for materials or components which Supplier cannot immediately and reasonably divert to other customers or uses, restock to the vendor, or sell at no loss, and provided that Insulet shall not be responsible for materials or components that Supplier has ordered in advance of need or in excess of need (excluding needs to cover the flexibility allowed under the Flexibility Table to make changes to the Scheduled Deliveries), based on the Delivery Schedule and the MPQs, VPQs, and lead times identified in the applicable Supply Chain Profiles; (ii) the restocking charges of Supplier's vendors for materials or components that are restocked to the vendor and cannot be diverted or sold as above (but not including restocking of items that were ordered in advance of need or in excess of need as described above); and (iii) order cancellation charges of Supplier's vendors for materials or components ordered which cannot be diverted as above (but not including cancellation charges for items that were ordered in advance of need or in excess of need as described above); and

b.
Documented WIP allocable to cancelled quantities of Products in Zones for which the Flexibility Table shows a commitment for WIP which cannot be diverted as above, not to exceed the aggregate price of such canceled Product quantities; and

c.
Insulet’s purchase price (per this Agreement) for finished goods that are allocable to cancelled quantities of Products in Zones for which the Scheduled Delivery Change Table shows a commitment for finished goods and for finished goods in any Buffer Inventory remaining in any Hub, not to exceed the agreed upon maximum quantity of Buffer Inventory.

If Insulet informs Supplier of Insulet’s intent to cancel any Scheduled Deliveries in Zones that show no commitment, per the Flexibility Table in Exhibit B, it is understood Insulet will incur no associated cancellation charges. It is understood that certain Products being produced for Insulet are specific to Insulet and will not be useable for other customers, and that certain materials or components used to produce Products for Insulet may not be returnable to Supplier's vendors. Any materials, components, WIP or Products for which Insulet is liable hereunder shall be provided to Insulet as a deliverable and Insulet will provide direction to Supplier on the disposition of such items. Payment for such charges shall be as provided by the payment terms of the Agreement.

16.	Termination of Agreement; Cancellation of Scheduled Deliveries for Cause.

a.	By Insulet. Any of the following events shall be considered a default by Supplier.

i.	Supplier fails to meet any material obligation to supply Product pursuant to Section 3 above;

Insulet Materials Supplier Agreement                                    13

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.1

ii.	Supplier is reasonably placed on “Limited” status and fails to abide with reasonable provisions set forth by Insulet in writing to be granted “Approved” status within one calendar year;

iii.	Supplier fails to adhere to the Quality Agreement and such failure is not cured within [*] ([*]) days of written notice by Insulet;

iv.
Supplier has repeated failures to adhere to the Quality Agreement which in the aggregate are a material failure, even if one or more of such failures has previously been cured under Section 16(a)(iii) above; or

v.	Supplier breaches Section 21 below.
In the event of such default, Insulet reserves the right upon written notice to Supplier to terminate this Agreement and/or cancel any or all outstanding Scheduled Deliveries for all Products. Any such cancellation will be considered cancellation for cause and Insulet will not be required to pay Supplier any amounts with respect to such canceled deliveries except for: (1) any amounts that might otherwise be owed; (2) the actual cost of components and materials ordered or held by Supplier in accordance with this Agreement, other than any components or materials involved in the default; and (3) conforming finished Products received by, or in transit to Insulet.

b.
By Supplier. Supplier may terminate this Agreement and any or all Scheduled Deliveries hereunder upon written notice to Insulet in the event that Insulet, (or in the case of a Scheduled Delivery requested by an affiliate, such affiliate), fails to pay any amounts when due (other than amounts which are disputed in good faith), and such failure is not cured within [*] ([*]) days after Supplier has notified Insulet in writing that such amounts are overdue and not paid and that Supplier intends to terminate this Agreement or certain Scheduled Deliveries if such amounts are not paid within the [*] ([*]) day cure period. In the event that Supplier terminates this Agreement and/or any or all outstanding Scheduled Deliveries under this Section 16(b), then Insulet shall have the same financial responsibility to Supplier with respect to materials, components, WIP and finished goods as Insulet would have in the case of a Cancellation for Convenience by Insulet and that Insulet would have in the case of Insulet discontinuing the purchase of Products.

c.	By Either Party. In the event that either Party:

i.
becomes insolvent, has a receiver appointed, files voluntarily under the bankruptcy laws, is filed against involuntarily under the bankruptcy laws and such filing is not dismissed within sixty (60) days, or is prohibited by regulatory authorities, law or court action from performing its material obligations hereunder;

ii.	commits a material breach of this Agreement which is not capable of being cured, or

iii.
fails to cure any material breach under this Agreement (other than a breach covered by Sections 16(a) or (b) above) within [*] ([*]) days after written notice from the other Party that such breach exists and that such other Party will terminate this Agreement if such breach is not cured,

Insulet Materials Supplier Agreement                                    14

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.1

then the other Party may terminate this Agreement effective upon written notice to the Party to whom one of the above events or circumstances applies.

d.
Final Order. In addition, upon payment by Insulet of all outstanding amounts due and owing, and subject to the payment terms set forth herein, unless otherwise agreed to by the Parties, (i) Supplier shall upon Insulet’s request manufacture another [*] ([*]) months continuous supply of Product, based on the previous forecast period average, or such other amount as agreed to by the Parties, at the prices in effect at termination (“Final Order”). Insulet shall purchase all Product manufactured by Supplier under this Final Order and such Products will be invoiced and delivered during such [*] ([*]) month period as requested by Insulet. In addition, if Insulet terminates the Final Order, Insulet shall be liable for Products, WIP, material and components under the terms of Section 15.

17.	Warranty. Supplier shall provide the following Product Warranty and Automation Equipment Warranty (as defined below, and collectively, the “Warranty”):

a.
Product Warranty. Supplier warrants that, at the time of delivery to Insulet and for [*] ([*]) months from the date of delivery to Insulet (the “Product Warranty Period”), Products will (i) [*] and (ii) [*], except with respect to [*] which are [*] for which Supplier makes no warranty other than [*] (“Product Warranty”). Supplier agrees to pass along any and all warranties from services, and component and material vendors with respect to any components, materials or services included in the Products. To the extent that Supplier breaches any of the warranties contained herein, Supplier shall [*]. Supplier shall pay or reimburse Insulet for shipping charges to return Non-conforming Products and shipping charges on replacement Products. Supplier shall ship replacement Products for Non-conforming Products [*] at Supplier’s expense. In the event no defect is found, Insulet shall bear the cost of shipping and expedites, if applicable. For purposes of this Agreement: “Non-conforming Products” are Products that fail to conform to the Specifications or to the requirements of the Quality Agreement.

b.
Automation Equipment Warranty. Supplier warrants that, at the time of acceptance and delivery to Insulet and for [*] ([*]) months from that date of delivery (the “Automation Equipment Warranty Period”), the automation equipment owned by Insulet listed on Exhibit G (the “Automation Equipment”) will (a) [*] and (b) [*], except with respect to [*] for which Supplier makes no warranty other than [*] (“Automation Equipment Warranty”). To the extent Supplier actually receives from a third party supplier of equipment or manufacturing services the benefit arising from said supplier’s warranty obligations related to its equipment or manufacturing services, Supplier shall transfer such benefit to Insulet (without any actual liability for such vendor’s warranty obligations).

c.
Affected Products. In the event that Supplier supplies any Non‑conforming Products to Insulet (including those in transit), and those Products have been resold by Insulet or incorporated into finished Insulet products or WIP (the “Affected Products”), and to the extent the Affected Products are as a result of a breach of the Product Warranty (excluding the [*] ([*]) month Product Warranty Period which is replaced by the [*] ([*]) month period in this paragraph), within [*] ([*]) months from their respective dates of

Insulet Materials Supplier Agreement                                    15

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.1

delivery from Supplier for said Affected Products: (i) Supplier shall [*], (ii) Supplier shall [*], and (iii) Supplier shall [*] subject to the cap on liability in Section 19(d).
Within [*] ([*]) manufacturing days after Supplier receives notification of a proposed warranty return by Insulet, Supplier shall issue a RMA number to Insulet to facilitate return of the products (issuance of the RMA number is procedural only and is not an admission that the Product has a covered defect or non‑conformity).  If the RMA number is not received in that time, Insulet may return the Product to Supplier without a RMA number, consistent with Section 11 above. Insulet shall ensure all Products returned to Supplier for investigation or other services are decontaminated and free of bio-hazardous material prior to shipment to Supplier, and that all mutually agreed documentation and/or certification of such decontamination accompanies the Products returned. Supplier agrees to provide a root cause analysis and corrective action for all warranty claims.
Supplier further represents and warrants that (x) Supplier has the know-how and expertise to provide Insulet, and/or any of Insulet’s affiliates, with the services necessary and required to deliver the Products supplied pursuant to this Agreement, and (y) Supplier will perform the services required hereunder in a professional and efficient manner, using due care, skill, diligence and at a level equivalent to industry standards and practices.
EXCEPT AS PROVIDED IN THIS SECTION 17, SUPPLIER MAKES NO WARRANTIES WITH RESPECT TO THE PRODUCTS, AUTOMATION EQUIPMENT OR ITS SERVICES HEREUNDER, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTIES RESPECTING NONINFRINGEMENT, OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY IMPLIED WARRANTIES ARISING FROM A COURSE OF PERFORMANCE, A COURSE OF DEALING, OR TRADE USAGE. SUPPLIER MAKES NO WARRANTY WITH RESPECT TO SOFTWARE THAT IS PROVIDED BY INSULET OR SOFTWARE THAT IS SELECTED BY INSULET AND SUPPLIED BY A THIRD PARTY (EXCEPT THAT THE SOFTWARE IS WHAT INSULET SELECTED); ALL SUCH SOFTWARE IS OTHERWISE PROVIDED “AS IS”.

18.	Field Performance; Quality Upgrades and Corrections.

a.
General. The Parties will identify aspects of the Products that can benefit from improvement including manufacturing changes and hardware and/or software changes. In addition, there may be aspects of the Products that will require correction. This Section 18 specifies the Parties' responsibilities and the actions to be taken in respect to such improvements and corrections.

b.	Improvements and Corrections.

i.
Improvements. Either party may request that Supplier incorporate engineering changes into the Product or Specifications pursuant to Section 3(c) above. Supplier shall proceed with engineering changes when the parties have agreed upon the changes to the Specifications, delivery schedule and adjustments to the pricing, and Insulet has agreed to reimburse Supplier the implementation costs and adjust Product pricing, as applicable.

ii.	Corrective Actions. In the event a corrective action is required to address a Product issue, safety hazard or regulatory violation, upon the agreement of the Parties,

Insulet Materials Supplier Agreement                                    16

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.1

Supplier will take immediate steps approved by Insulet to correct the problem for future production of the Product and for all existing units of the Product (in either Party's inventory/WIP, in transit, and in the field) . For units in the field, Insulet shall be the primary point of contact for its customers. If the problem is due to Supplier’s Responsibility (as defined below), then Supplier shall be required to take all the steps set forth in Section 17(c) above, at Supplier’s expense. If the problem is due to Insulet’s Responsibility (as defined below), then Supplier shall take all the steps set forth in Section 17(c) above to the extent the Affected Products are within Supplier’s control, and Insulet shall reimburse Supplier’s costs of taking these steps. For purposes of this Section 18(b)(i):
“Supplier’s Responsibility” shall consist of any of the following: [*]; and
“Insulet’s Responsibility” shall consist of any of the following: [*].
If the Parties are jointly responsible for the problem or root cause is unable to be determined, then the costs of the steps described in Section 19(a)(i) through (iii) below shall be equitably apportioned between Supplier and Insulet based on the Parties’ comparative fault.

iii.
Minor Impact. If any aspect of the manufacture, for which Supplier is responsible, is such that a Product does not conform to the Specification but such non-conformance does not significantly reduce the value of the Product or products used with it to the end-user and does not constitute a safety hazard or regulatory violation, then the Parties shall take reasonable steps to identify changes to the manufacture that, upon approval of Insulet, can be implemented in future production, including future releases of the Product, and will then carry out such steps pursuant to Section 3(c) above.

19.	Indemnification; Limitations of Liability.
Supplier shall defend, indemnify and hold Insulet and its subsidiaries, affiliates, officers, directors, employees or agents harmless against claims, liabilities, losses, costs and expenses (including reasonable attorneys' fees) with respect to a claim by a third party arising from death or bodily injury caused by the Non-conforming Product or negligent or intentional acts or omissions of Supplier or its officers, employees, subcontractors or agents, subject to the limitations set forth in Section 21(e); provided however, that Supplier shall have no obligation to indemnify Insulet to the extent the claim against Insulet is a claim for which Insulet must indemnify Supplier under Section 19(c) below.

a.
Insulet shall defend, indemnify and hold Supplier and its subsidiaries, affiliates, officers, directors, employees or agents harmless against claims, liabilities, losses, costs and expenses (including reasonable attorneys' fees) with respect to a claim by a third party arising from death or bodily injury caused by a Product or the negligent or intentional acts or omissions, of Insulet or its officers, employees, subcontractors, subject to the limitations set forth in Section 21(e); provided however, that Insulet shall have no obligation to indemnify Supplier to the extent the claim against Supplier is a claim for which Supplier must indemnify Insulet under Section 19(b) above.

Insulet Materials Supplier Agreement                                    17

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.1

b.
In no event shall Supplier be liable for (i) Product design deficiencies (ii) malfunctions, defects, or failures resulting from misuse; abuse; accident; neglect; improper installation, operation or maintenance; theft; vandalism; acts of God; power failures or surges; casualty; or alteration, modification, or repairs by any party other than Supplier, (iii) defects in third party materials or components incorporated into the Products or services performed by third parties specified by Insulet, unless the presence of the defective component or material in the Product, or defect in services performed by third parties specified by Insulet, delivered to Insulet is due to Supplier’s failure perform tests required by the Specifications; and (iv) a defect that would have been discovered by Supplier prior to shipment of the Product to Insulet but for the fact that Insulet directed Supplier to ship the Product without performing the test (which Supplier was otherwise required to perform) that would have led Supplier to discover the defect.

c.
IN NO EVENT, WHETHER AS A RESULT OF BREACH OF CONTRACT, WARRANTY, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY, OR OTHERWISE, SHALL EITHER PARTY OR THEIR RESPECIVE AFFILIATES BE LIABLE FOR ANY INCIDENTAL DAMAGES, EXEMPLARY DAMAGES, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOSS OF PROFITS), OR LOSS OF BUSINESS, RECORDS, DATA, USE, REVENUE, OR ANTICIPATED SAVINGS, OR OTHER ECONOMIC LOSS, WHETHER OR NOT THE PARTY WAS INFORMED OR AWARE OF THE POSSIBILITY OF SUCH DAMAGES OR LOSS AND NOTWITHSTANDING THE FAILURE OF THE ESSENTIAL PURPOSE OF ANY REMEDY; PROVIDED, HOWEVER, THAT THIS SECTION 19(e) IS NOT INTENDED TO AND DOES NOT OVERRIDE THE EXPRESS PROVISIONS OF SECTIONS 10, 17, 18, 19 AND 21 TO THE EXTENT SUCH PROVISIONS PROVIDE FOR REMEDIES WHICH WOULD BE OTHERWISE LIMITED BY THIS SECTION 19(e).

d.
SUPPLIER’S TOTAL LIABILITY TO INSULET HEREUNDER SHALL BE SUBJECT TO AN AGGREGATE CAP IN ACCORDANCE WITH THE FOLLOWING: THE TOTAL, AGGREGATE AND CUMULATIVE LIABILITY OF SUPPLIER, IF ANY, FOR DAMAGES FOR ALL CLAIMS UNDER THIS AGREEMENT OF ANY KIND WHATSOVER, REGARDLESS OF LEGAL THEORY, AND WHETHER ARISING IN TORT OR CONTRACT, SHALL NOT EXCEED AT ANY GIVEN TIME AN AMOUNT DETERMINED AS FOLLOWS: (I) WITH RESPECT TO CLAIMS RESULTING FROM SECTION 17(C), [*] AND (II) FOR ANY OTHER CLAIM, [*]. NOTWITHSTANDING THE FOREGOING, THE CAP SET FORTH IN THE PREVIOUS SENTENCE SHALL NOT APPLY TO LIMIT (I) INSULET’S OR ITS AFFILIATES OR OTHER HIGHER LEVEL SUPPLIERS OBLIGATION HEREUNDER FOR PAYMENTS FOR PRODUCT, MATERIALS OR OTHER CHARGES, (II) A PARTY’S OBLIGATION HEREUNDER TO INDEMNIFY THE OTHER PARTY; (III) A PARTY’S OBLIGATION OF CONFIDENTIALITY IN SECTION 21(A); (IV) A PARTY’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT; OR (V) SUPPLIER’S WARRANTY OBLIGATIONS IN SECTION 17 HEREUNDER.

20.
Insurance.  Throughout the Term of this Agreement, Supplier shall carry (a) Commercial General Liability Insurance in a minimum amount of US$[*] Combined Single Limit, Bodily Injury and Property Damage and (ii) Product Recall insurance covering the actual costs sustained in recalling

Insulet Materials Supplier Agreement                                    18

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.1

defective product but no event less than US$[*] per recall, in each case naming Insulet as an additional insured. Insurance to be maintained by Supplier pursuant to the provisions of this Section 20 shall provide written notice to Insulet [*] ([*]) days in advance of any termination or cancellation of insurance required hereunder, unless Supplier obtains substantially similar coverage under a new policy that meets the requirements of this Section 20.  Upon the request of Insulet from time to time during the Term of this Agreement, Supplier shall provide Insulet with a certificate evidencing such insurance coverage.

21.	Proprietary Information; Intellectual Property.

a.	Proprietary Information.

(i)
Any information which a party shall obtain regarding the other party in connection with this Agreement (“Proprietary Information”) shall be maintained in confidence by the receiving party and shall not be used by the receiving party or disclosed to a third party except with the disclosing party's prior written consent. The receiving party shall only disclose the other party’s Proprietary Information to those of its employees who need to know such Proprietary Information in order for the receiving party to fulfill its obligations hereunder. Receiving Party hereby agrees that any of its responsible officers, Affiliates, consultants, contractors and employees to whom Confidential Information is disclosed shall be advised that such information is confidential and shall be instructed not to disclose any of such information to any third party or to any non-authorized employee without first obtaining the prior written consent of the Disclosing Party.  Receiving Party agrees to be responsible for the compliance with this Agreement by its responsible officers, Affiliates, consultants, contractors and employees.  The confidentiality obligations in this section shall not apply to Proprietary Information which (a) becomes public other than through the receiving party, (b) is already known to the receiving party as evidenced by its written records, (c) becomes known by the receiving party in the future from another source which is under no obligation of confidentiality to the disclosing party, or (d) is subsequently developed by the receiving party in a manner which it can establish was independent of the disclosure hereunder. The obligations of Supplier and Insulet pursuant to the provisions of this section shall survive termination of this Agreement for a period of [*] ([*]) years.

(ii)
In the event that the recipient of Proprietary Information is requested or becomes legally compelled to disclose any of the Proprietary Information (whether by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand or similar process or otherwise), such recipient party will provide the disclosing party with prompt notice, to the extent practicable, so that the disclosing party may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this section related to confidentiality. In the event that such protective order or other remedy is not obtained, the disclosing party agrees that such disclosure may be made without liability hereunder; provided that the recipient party (a) furnishes only that portion of the Proprietary Information which the recipient party is, in the opinion of its counsel, legally required to disclose, and (b) uses its reasonable efforts to obtain reliable assurance that confidential treatment will be accorded the Proprietary Information.

Insulet Materials Supplier Agreement                                    19

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.1

(iii)
Neither party hereto shall make, or permit any of their respective directors, officers, employees, agents, advisors, affiliates or representatives to make any press release, public announcement or other public disclosure with respect to the existence of this Agreement or the terms hereof without the prior consent of the other party hereto.

b.
Intellectual Property. Each party’s intellectual property including without limitation any patents, trade secrets, processes, know-how, copyrights, trade dress, trademarks and/or trade names shall remain their exclusive property and except as provided in Section 21(g) below, nothing herein shall be construed as transferring any right, title or interest of any kind or nature whatsoever thereto to the other party hereto. Furthermore, Supplier hereby agrees that the Specifications are owned exclusively by Insulet and nothing herein shall be construed as transferring any right, title or interest of any kind or nature whatsoever thereto to Supplier. Except as specifically provided herein, neither party shall use in any way, the intellectual property of the other party, and will not do any act which would in any way infringe upon or be in derogation of the validity of such other party’s intellectual property and will notify the other party of any conflicting claims that challenge any intellectual property of such party that it is aware of.

c.
Infringement Indemnification by Supplier. Supplier will indemnify and defend, at its expense, any suit or proceeding against Insulet, and any of its subsidiaries, affiliates, officers, directors, employees or agents, in a court of competent jurisdiction for infringement of patents, copyrights, trade secret rights or other intellectual property rights by Products purchased hereunder (an “Infringement Action against Insulet”) but only to the extent that such Infringement Action against Insulet is based on one or more of the following: Supplier’s manufacturing processes; Supplier’s off-the-shelf components where Supplier owns and controls the design of such components; [*]. Supplier shall pay all damages and costs awarded against Insulet because of infringement covered by this indemnification by Supplier.

d.
Infringement Indemnification by Insulet. Insulet will indemnify and defend, at its expense, any suit or proceeding against Supplier, any of its subsidiaries, affiliates, officers, directors, employees or agents, in a court of competent jurisdiction for infringement of patents, copyrights, trade secret rights or other intellectual property rights by Products purchased hereunder (an “Infringement Action against Supplier”) except to the extent that such Infringement Action against Supplier is based on one or more of the circumstances listed in Section 21(c) above.  Insulet shall pay all damages and costs finally awarded against Supplier because of infringement covered by this indemnification by Insulet.

e.
Limitations. Each Party’s duties under Sections 19(b) and (c) and 21(c) and (d) above are conditioned on the Party claiming indemnification giving the indemnifying Party prompt written notice of commencement of any suit or proceeding or any written claim of infringement and furnishing to such indemnifying Party a copy of each communication relating to the alleged infringement and giving to such indemnifying Party all authority (including the right to exclusive control of defense of any such suit or proceeding), information and assistance (at such indemnifying Party’s expense) necessary to defend or settle such suit or proceeding. An indemnifying Party shall not be bound by any settlement made without such indemnifying Party’s prior written consent.

Insulet Materials Supplier Agreement                                    20

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.1

f.
Software/firmware. Insulet retains all right, title and interest in and to any software and/or firmware contained in the memory devices to be included in Products purchased hereunder, which Supplier will be purchasing, preprogrammed, from Insulet’s approved supplier. Insulet grants Supplier a perpetual, non-exclusive, world-wide, royalty-free license to use such software/firmware in the Products produced for Insulet.

g.	License. [*].

22.	Short Supply/End of Life Components, Material, Software and Firmware.

a.
Should any material or component be in short supply so that Supplier's needs exceed market availability, then Supplier agrees that, with respect to material purchased or ordered specifically for manufacture of the Products, Supplier will not utilize such material for other than the manufacture of Products for Insulet. In addition, any such component or material that has been paid for by Insulet or has been acquired at the specific request of Insulet shall be used only to manufacture Products for Insulet.

b.
Should any material, component software or firmware be discontinued or set for end of life by the applicable vendor, Supply hereby agrees to use commercially reasonable efforts to provide Insulet with no less than [*] ([*]) months’ notice of such event as available by material suppliers. Supplier agrees to purchase sufficient quantities of the foregoing in order to supply Insulet Products as agreed to by the Parties. In addition, Supplier agrees to work with Insulet in order to find a replacement which meets the form, fit and function set out in the Specifications of such end of life component, material, software or firmware. (Such replacements of end of life materials, components, software and firmware are subject to the applicable change order procedures of the Quality Agreement.) In the case of software and firmware, any replacement pursuant to this Section shall be backward compatible. Furthermore, Supplier shall include such a provision in all of its contracts with its component and material vendors who are providing parts for inclusion in the Products.

23.
Accurate Documentation. Supplier understands that in order to have efficient administration of incoming shipments and the manufacturing process, it is essential that Supplier provide complete and accurate documentation and labeling in accordance with this Agreement, including without limitation, the Specifications and Quality Agreement. Failure to provide complete and accurate documentation and labeling shall be considered a breach of the Agreement pursuant to Section 16.

24.
Force Majeure. The obligations of the Parties shall be subject to, and waived during the continuance of, any cause constituting force majeure which herein shall be defined as any cause beyond the reasonable control of a Party which prevents or hinders the performance of such Party and shall include, without limitation, acts of God, acts of terrorism (whether actual or threatened), governmental intervention and labor strikes. Financial or commercial difficulties shall not be considered as force majeure. In the event that any force majeure condition may delay shipment of Products by Supplier, Supplier shall promptly inform Insulet of the expected delay.

25.
Compliance with Laws. Where applicable, all shipments hereunder shall be made in accordance with the federal Hazardous Materials Transportation Control Act and regulations thereunder. Supplier guarantees that no article or material manufactured to Specifications delivered hereunder will be adulterated or misbranded upon delivery under 21 USC Sections 351, 352 and 355 or 15

Insulet Materials Supplier Agreement                                    21

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.1

USC Sections 1261-1276, as amended, and shall not otherwise be prohibited from introduction into interstate commerce under 21 USC 331, 15 USC 1263, as amended, or similar state or municipal laws, and Supplier guarantees that, where required, the manufacture of any article or material shall have been consistent with 21 CFR Sections 800-895, as amended.

26.
Assignment. Neither this Agreement nor any Purchase Order or rights hereunder may be assigned by either Party without the prior written consent of the other Party, and any attempted assignment without such consent shall be void; provided, however, that either Party may assign this Agreement to any successor entity or to a subsidiary or affiliate or to a purchaser of the business unit to which this Agreement relates provided that any such assignment shall be subject to reasonable credit conditions in light of the creditworthiness of the assignee and, with respect to assignment by Supplier, such right to assign shall be subject to the assignee satisfying reasonable vendor qualification standards, including quality audit. Also, if any of the business units of Insulet that are purchasing hereunder are sold or otherwise divested from Insulet, then the new owner of such business unit may, subject to reasonable credit requirements, for up to [*] ([*]) months (but not beyond the scheduled expiration without renewal of this Agreement), continue purchasing from Supplier, solely for the benefit of such business unit(s) and under the same prices, terms and conditions that would apply under this Agreement, such Products as such business unit(s) was (were) previously purchasing under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the Parties. Notwithstanding the foregoing, Supplier may subcontract, delegate or assign some or all of its rights and obligations under this Agreement to an Affiliate of Supplier to perform the Services or to a third party financial institution for the purpose of receivables financing (e.g., factoring); provided, however, in each, Supplier shall remain liable to Insulet for the performance of its obligations hereunder.

27.
Severability. Should any provision of this Agreement be finally determined to contravene any applicable law or governmental regulation, thereupon such provision shall be automatically terminated and performance thereof by both Parties waived, or should such provision be reasonably considered by either Party to be an essential element of this Agreement, the Parties hereto shall negotiate a new provision. If the Parties are unable to agree in writing upon the terms of such new provision within [*] ([*]) days of the contravening provision's termination, then the entire Agreement will terminate automatically thereupon.

28.
Notices. Any notice given hereunder shall be deemed given at the times set forth in this Section 28 if sent, all charges prepaid, to the Parties at the addresses set forth at the beginning of this Agreement and to the attention of the persons indicated below (or the persons who succeed to those persons' functions). A Party may change the address to which notices must be sent, or the person to whose attention they should be directed, by giving notice hereunder to the other Party. The times at which notices will be deemed given are: three (3) business days after being sent by certified or registered mail, return receipt requested; two (2) business days after being sent by recognized courier; or immediately upon receipt by personal delivery. The designated persons to whom notices should be directed are:

Flextronics Medical Sales and Marketing, Ltd.    Chuck Alpuche, or successor
Level 3, Alexander House 35            SVP, Global Operations and Manufacturing
Cybercity, Ebene, Mauritius            Insulet Corporation
Attn:    General Counsel            600 Technology Park Drive, Suite 200
Billerica, MA 01821

Insulet Materials Supplier Agreement                                    22

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.1

With a copy to:	With a copy to:

Flex

6201 America Center Drive	General Counsel

San Jose, CA 95002, USA	Insulet Corporation
Attn: General Counsel                600 Technology Park Drive, Suite 200
Billerica, MA 01821

With a copy to:

Flex
6201 America Center Drive
San Jose, CA 95002
Attn: FlexMedical President

29.
Choice of Law; Attorneys' Fees. This Agreement and all orders hereunder shall for all purposes be governed exclusively by New York law (excluding choice of law rules). IN THE EVENT OF ANY DISPUTE BETWEEN THE PARTIES, WHETHER IT RESULTS IN PROCEEDINGS IN ANY COURT IN ANY JURISDICTION, THE PARTIES HEREBY KNOWINGLY AND VOLUNTARILY, AND HAVING HAD AN OPPORTUNITY TO CONSULT WITH COUNSEL, WAIVE ALL RIGHTS TO TRIAL BY JURY, AND AGREE THAT ANY AND ALL MATTERS SHALL BE DECIDED BY A JUDGE WITHOUT A JURY TO THE FULLEST EXTENT PERMISSIBLE UNDER APPLICABLE LAW. To the extent applicable, in the event of any lawsuit between the parties arising out of or related to this Agreement, the parties agree to prepare and to timely file in the applicable court a mutual consent to waive any statutory or other requirements for a trial by jury.

30.
Miscellaneous. A Party's failure on any occasion to insist on strict performance of any term or condition hereof shall not constitute a waiver of compliance with such term or condition on any other occasion or a waiver of any default. This Agreement may be executed in one (1) or more counterparts, each of which shall be deemed an original and all of which together shall be deemed the same instrument. All Products furnished by Supplier hereunder shall be free of all liens and encumbrances, and at Insulet's request, Supplier shall deliver to Insulet a release of all liens or other evidence thereof satisfactory to Insulet. This Agreement may only be modified or amended in writing signed by an authorized representative of each party.

31.	Exhibits. The following Exhibits are attached hereto and made a part of this Agreement:
Exhibit A    ---    Products & Prices
Exhibit B    ---    Flexibility Table
        Exhibit C    ---    Supply Chain Profile Requirements
Exhibit D    ---    Quality Agreement
Exhibit E    ---    Performance Measurements
Exhibit F    ---    Terms and Conditions for Tooling
Exhibit G    ---    Automation Equipment

32.
Clauses Incorporated by Reference. This Agreement incorporates CFR 52.212-5(e)(1) of the Federal Acquisition Regulation by reference, with the same force and effect as if it were given in full text herein. Insulet agrees to notify Supplier in writing [*] ([*]) days prior to ordering any Product for

Insulet Materials Supplier Agreement                                    23

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.1

the purpose of any U.S. government contract, and where Insulet provides Supplier with such notification pursuant to the notification provisions of this Agreement, Supplier agrees to comply with the applicable provisions of the Federal Acquisition Regulation (FAR) and other legal requirements applicable to a U.S. government subcontractor, provided that Insulet communicates such FAR provisions and other requirements to Supplier in writing.
[Signatures appear on following page.]

Insulet Materials Supplier Agreement                                    24

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.1

The Parties agree to the terms and conditions of this Agreement and have caused this Agreement to be executed as of September 1, 2016.

INSULET:                    SUPPLIER:

INSULET CORPORATION	FLEXTRONICS MEDICAL SALES AND MARKETING, LTD

By _______________________            By _______________________________

__________________________            __________________________________
(Print name)                    (Print name)

__________________________            __________________________________
(Print title)                    (Print title)

Insulet Materials Supplier Agreement                                    25

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.1

MATERIALS SUPPLIER AGREEMENT DATED SEPTEMBER 1, 2016

between

INSULET CORPORATION (“Insulet”)

and

FLEXTRONICS MEDICAL SALES AND MARKETING, LTD (“Supplier”)

Exhibit A

PRODUCTS AND PRICES

A.	Products:

1.    Finished Pod Assemblies

Drawing	Description	Family
[*]	[*]	[*] pod
[*]	[*]	[*] pod
[*]	[*]	[*] pod
[*]	[*]	[*] pod
[*]	[*]	[*] pod
[*]	[*]	[*] pod
[*]	[*]	[*] pod
[*]	[*]	[*] pod
[*]	[*]	[*] pod

1.Finished PDMs

Insulet Materials Supplier Agreement                                    26

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.1

Drawing	Description	Family
[*]	[*]	PDM
[*]	[*]	PDM
[*]	[*]	PDM
[*]	[*]	PDM
[*]	[*]	PDM
[*]	[*]	PDM
[*]	[*]	PDM
[*]	[*]	PDM
[*]	[*]	PDM
[*]	[*]	PDM
[*]	[*]	PDM
[*]	[*]	PDM
[*]	[*]	PDM
[*]	[*]	PDM
[*]	[*]	PDM
[*]	[*]	PDM
[*]	[*]	PDM
[*]	[*]	PDM
[*]	[*]	PDM
[*]	[*]	PDM

The Parties agree that PDMs shall be priced on the basis of [*]. Supplier shall submit to Insulet [*] that shall be used [*].

2.	[*]
Supplier and Insulet agree to the following [*]. Insulet intends to [*]:

Insulet Materials Supplier Agreement                                    27

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.1

[*]
Drawing	Description	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]

[*]
Drawing	Description	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]

3.	[*] Pricing Process for [*]:
This Section A4 only applies to those [*] listed in Section [*] of this Exhibit A. Unless otherwise agreed to in writing by the Parties, pricing shall be [*] each requested Product. [*], the Parties will determine [*]. Pricing shall be in US dollars using the applicable exchange rate as stated by [*].

Definitions:

“[*]” or “[*]” shall mean the [*].

“[*]” shall mean the [*].

“[*]” shall mean the [*].
“[*]” shall mean the [*], including but not limited to, [*].

“[*]” shall mean all other [*]. [*] include but are not limited to [*].

“[*]” shall mean all [*] specifically required to [*], to arrive at the [*].

[*] according to the following process:

Insulet Materials Supplier Agreement                                    28

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.1

1.	[*] shall be reviewed [*].

2.	Insulet shall review the [*]and provide feedback, if any, to Supplier.

3.	Supplier shall revise the [*].

4.	Insulet shall review the [*] and provide feedback, if any, to Supplier, within [*] business days of receipt.

4.	For each Product requested by Insulet, Supplier shall provide Insulet [*]:

[*] = [*].

a.    [*] shall be payable for each [*]. These values to come from the [*].
b.    [*] shall match the [*].
c.    [*] shall be [*]% unless otherwise mutually agreed by the Parties in writing.
d.    [*] shall be [*]% unless otherwise mutually agreed by the Parties in writing. [*]%[*] is offered on the understanding that [*]%[*] for those part numbers specified in the above [*] Section B of this Exhibit A, from Supplier. In the event that Insulet fails to [*] for a period of more than [*], Supplier may [*].
e.    [*] shall be billed [*] until the Parties mutually agree that [*] will be included in [*].

5.
[*] pursuant to this Section must be submitted to Insulet by the [*]. In the event that Insulet believes that [*], Insulet shall provide notification of such disagreement in writing within [*] business days to its Supplier Relationship Manager or any of his/her superiors. The two Parties shall then review. In the event that the two Parties cannot agree within 3 business days, the [*]. Once the dispute is resolved (following, if necessary, Insulet’s administration of its [*]), a credit shall be paid to Insulet for any amounts overcharged by [*] or Insulet shall pay an invoice for any amounts undercharged by [*].

6.	Insulet shall issue a [*], pursuant to the submitted [*], before the end of [*]

Insulet Materials Supplier Agreement                                    29

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.1

MATERIALS SUPPLIER AGREEMENT DATED SEPTEMBER 1, 2016

between

INSULET CORPORATION (“Insulet”)

and

FLEXTRONICS MEDICAL SALES AND MARKETING, LTD (“Supplier”)

Exhibit B

FLEXIBILITY TABLE
MAXIMUM ALLOWABLE VARIANCE FROM SCHEDULED DELIVERIES

Zone	Insulet Commitment Level	# of days before Scheduled Delivery Shipment Date	[*]	[*]	[*]*
1 (“[*]”)	[*]	[*]	None	None	None
2 (“[*]”)	[*]	[*]	[*]**	[*]%	[*]
3 (“[*]”)	[*]	[*] or more	[*]%***	[*]%	[*]

*Insulet may delay a Scheduled Delivery [*] provided the [*] does not exceed the [*].
**Supplier shall use commercially reasonable efforts to [*].
***Except to the extent precluded by [*] as set forth on the applicable [*].

Insulet Materials Supplier Agreement                                    30

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.1

MATERIALS SUPPLIER AGREEMENT DATED SEPTEMBER 1, 2016

between

INSULET CORPORATION (“Insulet”)

and

FLEXTRONICS MEDICAL SALES AND MARKETING, LTD (“Supplier”)

Exhibit C

SUPPLY CHAIN PROFILE REQUIREMENTS

1) [*] shall contain information classified under the following headings:

[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]
[*]

2)	Supplier shall advise Insulet of the [*] for each [*]. [*]shall be the subject of a [*]by both Parties. [*] include without limitation:

(a)	[*] is a component that can be [*] or can be used on [*]. Insulet does not accept [*].

(b)	[*] is a component that is [*] or is [*] and cannot be [*] or any other [*].

Insulet Materials Supplier Agreement                                    31

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.1

MATERIALS SUPPLIER AGREEMENT DATED SEPTEMBER 1, 2016

between

INSULET CORPORATION (“Insulet”)

and

FLEXTRONICS MEDICAL SALES AND MARKETING, LTD (“Supplier”)

Exhibit D

QUALITY AGREEMENT

See Attached

Insulet Materials Supplier Agreement                                    32

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.1

MATERIALS SUPPLIER AGREEMENT DATED SEPTEMBER 1, 2016

between

INSULET CORPORATION (“Insulet”)

and

FLEXTRONICS MEDICAL SALES AND MARKETING, LTD (“Supplier”)

Exhibit E

PERFORMANCE MEASUREMENTS

Monthly [*]:

[*]: Achievement of [*] (which would be aligned with [*])

[*]: Achievement of [*] against agreed upon standard

[*]: [*]

[*] Metrics:

See attached Appendix I

Insulet Materials Supplier Agreement                                    33

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.1

MATERIALS SUPPLIER AGREEMENT DATED SEPTEMBER 1, 2016

between

INSULET CORPORATION (“Insulet”)

and

FLEXTRONICS MEDICAL SALES AND MARKETING, LTD (“Supplier”)

Exhibit F

TERMS AND CONDITIONS FOR TOOLING

The following terms and conditions shall incorporate and include [*] (provided by Insulet to Supplier and updated from time to time) and apply to all [*] (“Tools”) maintained by or ordered from Supplier or provided to Supplier by Insulet for use in production or testing of parts or products for Insulet. Any exceptions, changes or additions to these Terms and Conditions must be agreed in writing by Insulet and the Supplier. The “Parts” refer to the parts to be manufactured or tested with the Tools.

1.0	Purchase of New Tooling; Modifications

1.1    Request for Quotation. As a preliminary step to ordering a Tool or modifications to a Tool, Insulet will issue a “Request for Quotation” (“RFQ”). The RFQ must be consistent with the requirements of the [*] and may include, among other things:

(a)    Specifications, including [*], for the Part that will be manufactured with the Tool;
(b)    Additional specifications for the Tool or modifications, if applicable (including, if applicable, [*]);
(c)    Life of the Tool (or modified Tool)-- [*];
[*]
(d)    Payment ;
(e)    [*]; and/or
(f)    Required Build Schedule (including delivery date for [*] and, if applicable, for [*], all as defined in Section 1.5 below)

If the RFQ omits any of the above items, then the Supplier shall include such items in the Quote.

1.2    Quote. The quote (the “Quote”) from the Supplier shall include at least the following:

(a)	Price, which at a minimum shall include;

(b)	Quote must be supplied on [*] provided in the [*]

(c)	All Insulet specified samples required at each stage in the tool design and approval process

(d)	[*] quantity of spare parts

(e)	Responsibility for all tool maintenance throughout the tool life

Insulet Materials Supplier Agreement                                    34

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.1

(f)    Preliminary design description, including fundamental approaches to be taken in the final design;
(g)    Build schedule (including delivery dates for [*] samples at various stages in the tool build schedule);
(h)    Proposed subcontractors, if any;
(i)    Life of the tool -- [*];
(j)    Quantity of Spare parts, but [*]; and
(k)    The location at which the tool will be produced and the location at which it will be kept for production use.

All requirements contained in the RFQ will be deemed included in the Quote, except for items that are expressly rejected or contradicted by the Quote.

1.3
Order; Further Procedures. If Insulet accepts the Quote and places an order, the order will be subject to [*] (unless otherwise indicated in the RFQ or the Quote), which must be [*]. The price applicable to the order shall be [*], subject to [*]. All price changes are subject to [*].

The order shall reference the RFQ and the Quote. If the order contains any terms that are additional to or different from the Quote (including RFQ requirements that are deemed included in the Quote), then such additional or different terms shall be subject to approval by Supplier.

1.4    Design. The proposed definitive design (to be submitted for approval under Section 1.3 above) shall include:

(a)    Detailed tooling drawings;
(b)    Maintenance requirements;
(c)    Secondary operations required;
(d)    Proposed subcontractors; and
(e)    Explanation of any proposed price adjustments.

1.5    [*]. [*] shall be submitted with: (a) [*]; and (b) [*]. Once the schedule is jointly agreed, the Supplier shall notify Insulet of any changes in the schedule throughout the tool design cycle since Insulet may participate in a site inspection if Insulet so desires. Also, prior to Supplier’s submission of [*]to Insulet, Supplier may (if the Parties so desire) submit [*] that are intended for the purpose of determining whether [*], but that may not be suitable for [*] because they do not [*].

1.6    [*]. Supplier shall supply [*] to Insulet upon completion of the Tool or modifications and acceptance of [*].

1.7    Payment. All payments are per the payment terms in the MSA and shall align with the payment schedule as follows; [*]% @ [*],[*]% at [*],[*]% @ [*],[*]% @ [*]. All payments will be subject to [*].

1.8    Cancellation for Convenience. In addition to Insulet’s right to terminate a purchase order for default (under the terms of the purchase order and/or applicable law), Insulet may terminate a purchase order for Tools at any time for Insulet’s convenience. In the event

Insulet Materials Supplier Agreement                                    35

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.1

of such cancellation for convenience, Supplier shall immediately stop work and Insulet shall pay Supplier the following (provided that the total shall not exceed [*]): (a) [*], but only for [*]; (b) [*]. In no event, however, shall such cancellation charges exceed [*].

1.9    Software. If the Tool contains any software or firmware created by Supplier, then, unless otherwise expressly provided in the Quote, Supplier [*], and Supplier shall provide to Insulet [*].

2.0	Use and Maintenance of Tooling.

2.1    General. Supplier shall use Tools only in the production of Parts for Insulet, and not otherwise except with Insulet’s written consent. Supplier shall clearly mark all Tools with the Insulet part number and revision level assigned to the Part produced by the Tool and Insulet supplied Asset tags. As described in the [*]. All Tools shall remain the property of [*]and shall be [*] when they are [*]. Insulet shall at all times have the right to [*]. If Insulet requests the [*], then Supplier shall be [*].

2.2    Location of Tools. Except as provided below, the Tools shall be kept at the location specified in the Quote. Supplier may not move the Tools from that location unless Supplier first obtains Insulet’s written consent to the move. The consent requirement includes moves from one Supplier facility to another. If the Tools are to be kept at a subcontractor facility, then Supplier shall obtain subcontractor's agreement not to move the Tools without Insulet’s prior written consent, except for maintenance or repair of the Tools.

2.3    Maintenance of Tooling. Supplier shall exercise [*] all Tools. With respect to Tools purchased from Supplier under Section 1.0 above, Supplier shall [*], and follow, to assure that each Tool is [*], excluding any [*], which shall be borne by [*]. Supplier is responsible for the [*]. With respect to Tools furnished to Supplier by Insulet, Supplier shall [*], including [*], to assure that such Tools are [*], excluding any [*], which shall be borne by [*]. If such Insulet-furnished Tools require rework, upgrades or major refurbishment, Supplier shall [*]. After receiving [*] the rework, upgrade or refurbishment of Tools with Insulet asset tags, Supplier shall [*]. With respect to all Tools, if a Tool is nearing the end of its useful life and refurbishment is not practicable, Supplier shall give sufficient advance notice to Insulet to allow time to build replacement tools.

2.4	[*]. Supplier shall maintain [*] (and shall provide Insulet with [*] on request).

2.5    Changes in Parts Specifications. If Insulet changes the Specifications for a Part, and these changes require a change in the related Tool, then [*]. Before making any change, Supplier shall notify Insulet of [*], as well as any impact on [*]. Supplier shall not proceed with any such change until it receives Insulet’s written approval.

2.6    Mold Warranty. For any Tools which are molds, Supplier warrants that for [*] ([*]) months from the completion of such molds, or [*] cycles, whichever occurs first, all molds shall be [*]. Replacement mold parts are warranted to be [*] for a period of [*] days from the replacement date.

Insulet Materials Supplier Agreement                                    36

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXHIBIT 10.1

MATERIALS SUPPLIER AGREEMENT DATED SEPTEMBER 1, 2016

between

INSULET CORPORATION (“Insulet”)

and

FLEXTRONICS MEDICAL SALES AND MARKETING, LTD (“Supplier”)

Exhibit G

LIST OF AUTOMATION EQUIPMENT

		L2	L3	L4
Item	Machine	Warranty (yr)	Warranty (yr)	Warranty (yr)	SAT/OQ	Expired
1	[*]	[*]	[*]	[*]	[*]	[*]
2	[*]	[*]	[*]	[*]	[*]	[*]
3	[*]	[*]	[*]	[*]	[*]	[*]
4	[*]	[*]	[*]	[*]	[*]	[*]
5	[*]	[*]	[*]	[*]	[*]	[*]
6	[*]	[*]	[*]	[*]	[*]	[*]
7	[*]	[*]	[*]	[*]	[*]	[*]
8	[*]	[*]	[*]	[*]	[*]	[*]

Insulet Materials Supplier Agreement                                    37

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [*]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.